UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 31, 2006
                                ----------------

                          SMART ENERGY SOLUTIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-26027                                  87-0626333
    (Commission File Number)              (IRS Employer Identification No.)

                                207 Piaget Avenue
                                Clifton, NJ 07011
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (973) 340-6000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

A special meeting (the "Meeting") of the shareholders of the Registrant was held on August 31, 2006. At the Meeting, the shareholders re-elected Aharon Y. Levinas, Joseph Bahat, Jacob Enoch, Amir Uziel and Tamir Levinas to the Board of Directors of the Registrant to serve until the election and qualification of their respective successors. On July 28, 2006 (the "Record Date), there were 65,381,748 shares of the Registrant's common stock issued and outstanding. 41,078,605 shares of the Registrant's common stock were represented at the Meeting in person or by proxy, which shares constituted 62.82 % of the issued and outstanding shares of common stock as of the Record Date.





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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SMART ENERGY SOLUTIONS, INC.


                                               By: /s/ Edward Braniff
                                                   --------------------------
                                               Name: Edward Braniff
                                               Title: Chief Financial Officer


Date: August 31, 2006



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